ASSET-BACKED FINANCING FACILITY
ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:   MAY 1, 2002 - MAY 31, 2002


SETTLEMENT DATE:     17-JUN-02


A.  SERIES INFORMATION:

    Advanta Equipment Leasing Receivables Series 2000-1 LLC
    SERIES 2000-1



I.  AGGREGATE CONTRACT PRINCIPAL BALANCE:

    (a.) Beginning Aggregate Contract Principal Balance .......................                                   $ 128,599,674.66
                                                                                                                   ----------------
    (b.) Contract Principal Balance of all Collections allocable to Contracts .                                     $ 8,126,975.25
                                                                                                                   ----------------
    (c.) Contract Principal Balance of Charged-Off Contracts ..................                                       $ 777,646.92
                                                                                                                   ----------------
    (d.) Ending Aggregate Contract Principal Balance of all Contracts as of
         this Settlement Date .................................................                                   $ 119,695,052.49
                                                                                                                   ----------------


         BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR THIS
         RELATED COLLECTION PERIOD)

    (e.) Class A Principal Balance as of this
         Settlement Date (Class A Note Factor)               0.1924274                                             $ 63,342,657.86
                                                           -------------                                           ----------------
    (e1.)Ending Class A-1 Principal Balance                  0.0000000                             $ 0.00
                                                           -------------                 ----------------
    (e2.)Ending Class A-2 Principal Balance                  0.0000000                                $--
                                                           -------------                 ----------------
    (e3.)Ending Class A-3 Principal Balance                  0.7485277                    $ 63,342,657.86
                                                           -------------                 ----------------
    (f.) Ending Class B Principal Balance as of this
         Settlement Date (Class B Note Factor)               0.2453708                                              $ 6,923,136.61
                                                           -------------                                           ----------------
    (g.) Ending Class C Principal Balance as of this
         Settlement Date (Class C Note Factor)               0.2727341                                              $ 5,130,127.96
                                                           -------------                                           ----------------
    (h.) Ending Class D Principal Balance as of this
         Settlement Date (Class D Note Factor)               0.4248998                                              $ 3,996,182.39
                                                           -------------                                           ----------------
    (i.) Ending Class E Principal Balance as of this
         Settlement Date (Class E Note Factor)               0.4343081                                             $ 10,211,451.01
                                                           -------------                                           ----------------
    (j.) Ending Class F Principal Balance as of this
         Settlement Date (Class F Note Factor)               0.2545333                                             $ 15,560,772.21
                                                           -------------                                           ----------------
    (k.) Excess Aggregate Contract Principal Balance over the sum of the
         Class A through F Principal Balances .................................                                    $ 14,530,724.46
                                                                                                                   ----------------


II. COMPLIANCE RATIOS:

    (a.) Aggregate Contract Balance Remaining ("CBR") of all Contracts ........                                   $ 131,463,712.46
                                                                                                                   ----------------

    (b.) CBR of Contracts 1 - 30 days delinquent ..............................                                    $ 15,449,688.15
                                                                                                                   ----------------
    (c.)  % of Delinquent Contracts 1- 30 days as of the related Calculation
          Date ................................................................                                              11.75%
                                                                                                                   ----------------
    (d.) CBR of Contracts 31 - 60 days delinquent .............................                                     $ 4,124,568.85
                                                                                                                   ----------------
    (e.)  % of Delinquent Contracts 31- 60 days as of the related Calculation
          Date ................................................................                                               3.14%
                                                                                                                   ----------------

    (f.) CBR of Contracts 61 - 90 days delinquent .............................                                      $ 2,104,457.64
                                                                                                                   ----------------
    (g.)  % of Delinquent Contracts 61- 90 days as of the related Calculation
          Date ................................................................                                               1.60%
                                                                                                                   ----------------

    (h.) CBR of Contracts > 91 days delinquent ................................                                      $ 2,296,497.74
                                                                                                                   ----------------
    (i.)  % of Delinquent Contracts > 91 days as of the related Calculation Date                                              1.75%
                                                                                                                   ----------------

    (j1.)% of Delinquent Contracts 31 days or more as of the related
         Calculation Date .....................................................                                               6.49%
                                                                                                                   ----------------
    (j2.)Month 2: Apr-02 ......................................................                                               6.27%
                                                                                                                   ----------------
    (j3.)Month 3: Mar-02 ......................................................                                               7.34%
                                                                                                                   ----------------
    (j4.)Three month rolling average % of Delinquent Contracts 31 days or more                                                6.70%
                                                                                                                   ----------------

    (k1.)Net Charge-Off % for the related Collection Period (annualized 30/360)                                               2.81%
                                                                                                                   ----------------
    (k2.)Month 2: Apr-02 ......................................................                                               2.52%
                                                                                                                   ----------------
    (k3.)Month 3: Mar-02 ......................................................                                               1.87%
                                                                                                                   ----------------
    (k4.)Three month rolling average % for Defaulted Contracts ................                                               2.40%
                                                                                                                   ----------------


    (l1.)Cumulative Net Loss Percentage .......................................                                             6.9951%
                                                                                                                   ----------------
    (l2.)Does the Cumulative Net Loss % exceed ................................
    (l3.)The Loss Trigger Level % from Beginning Period to and including 12th
         Collection Period ?   Y or N .........................................                                               N/A
                                                                                                                   ----------------
    (l4.)The Loss Trigger Level % from 13th Collection Period to and including
         24th Collection Period ?  Y or N. ....................................                                               N/A
                                                                                                                   ----------------
    (l5.)The Loss Trigger Level % from 25th Collection Period and thereafter ? .
         Y or N ...............................................................                                                NO
                                                                                                                   ----------------
    (m5.)Is there currently a Trigger Event which has not been cured for this
         payment date     Y or N ..............................................                                                NO
                                                                                                                   ----------------
    (m5.)Is there currently an Event of Default for this payment date    Y or N                                                NO
                                                                                                                   ----------------



III.FLOW OF FUNDS:

    (1.) The amount on deposit in Available Funds .............................                                      $ 9,964,927.84
                                                                                                                   ----------------
    (2.) Amounts deposited, if any, by the Servicer to the Collection Account
         for contracts repurchased ............................................                                                 $--
                                                                                                                   ----------------
    (3.) Total deposits in the Collection Account to be used as available funds
         on this Payment Date (1+2) ...........................................                                      $ 9,964,927.84
                                                                                                                  ----------------
    (4.) Funds to the servicer, any Excluded Amounts-Residual Receipts ........                                        $ 376,119.17
                                                                                                                   ----------------
    (a.) To the Trustee, trustee fees and expenses subject to an annual limit .                                                  --
                                                                                                                  ----------------
    (b.) To the Servicer, any unrecoverable servicer advances / initial unpaid
         balance amounts ......................................................                                         $ 85,429.61
                                                                                                                   ----------------
    (c.) To the Servicer, the servicing fee then due and miscellaneous amounts,
         if any ...............................................................                                        $ 107,166.40
                                                                                                                   ----------------


         TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
         INTEREST
    (d.) To Class A, the total Class A Note Interest for the related interest
         accrual period .......................................................                                        $ 429,766.00
                                                                                                                   ----------------
                                  Interest on Class A-1 Notes   $       0.00
                                                                ------------
                                  Interest on Class A-2 Notes   $         --
                                                                ------------
                                  Interest on Class A-3 Notes   $ 429,766.00
                                                                ------------

    (e.) Interest on Class B Notes for the related interest accrual period ....                                         $ 47,028.17
                                                                                                                   ----------------
    (f.) Interest on Class C Notes for the related interest accrual period ....                                         $ 45,658.47
                                                                                                                   ----------------
    (g.) Interest on Class D Notes for the related interest accrual period ....                                         $ 26,717.58
                                                                                                                   ----------------


         CLASS E INTEREST:
    (h1.)After the Class E Notes Interest Commencement Date, then Interest on
         Class E Notes for the related interest accrual period to be paid to the
         Class E Noteholder                                                                                                      --
                                                                                                                   ----------------
    (h2.)Prior to the Class E Notes Interest Commencement Date, then amount in
         (h1) from above to be paid as additional principal pro rata among the
         Class A, Class B, Class C and Class D Notes ..........................                                         $ 87,222.81
                                                                                                                   ----------------




         TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
         PRINCIPAL

    (i1.)Class A percentage ...................................................                  0.699999
                                                                                           --------------

    (i2.)To Class A, amount from reserve account, if any
    (i3.)To Class A, the Class A overdue principal, if any ....................                        --
                                                                                           --------------
    (i4.)To Class A, the Class A monthly principal payment amount .............            $ 6,233,226.61
                                                                                           --------------
    (i5.)To Class A, the additional principal, if any, allocable from Class E
         interest amount ......................................................               $ 68,842.57
                                                                                           --------------
    (i6.)To Class A, the additional principal, if any, allocable from Class F
         floor amount .........................................................                        --
                                                                                           --------------
    (i7.)Total principal payment to Class A  (i2-i6) ..........................            $ 6,302,069.18
                                                                                           --------------
    (i8.)                         Principal payment to Class A-1 Noteholders ..                                                 $--
                                                                                                                   ----------------
    (i9.)                         Principal payment to Class A-2 Noteholders ..                                                 $--
                                                                                                                   ----------------
    (i10                          Principal payment to Class A-3 Noteholders ..                                      $ 6,302,069.18
                                                                                                                   ----------------
    (j1.)Class B percentage ...................................................                 0.0599996
                                                                                           --------------
    (j2.)To Class B, amount from reserve account, if any .......................                       --
                                                                                           --------------
    (j3.)To Class B, the Class B overdue principal, if any
                                                                                           --------------
    (j4.)To Class B, the Class B monthly principal payment amount .............              $ 534,273.77
                                                                                           --------------
    (j5.)To Class B, the additional principal, if any, allocable from Class E
         interest amount ......................................................                $ 7,378.81
                                                                                           --------------
    (j6.)To Class B, the additional principal, if any, allocable from Class F
         floor amount .........................................................                        --
                                                                                           --------------
    (j7.)Total principal payment to Class B Noteholders (j2-j6)                                                        $ 541,652.58
                                                                                                                   ----------------
    (k1.)Class C percentage ...................................................                 0.0399997
                                                                                           --------------
    (j2.)To Class C, amount from reserve account, if any ......................                        --
                                                                                           --------------
    (k3.)To Class C, the Class C overdue principal, if any ....................              1,636,137.02
                                                                                           --------------
    (k4.)To Class C, the Class C monthly principal payment amount .............              $ 356,182.22
                                                                                           --------------
    (k5.)To Class C, the additional principal, if any, allocable from Class E
         interest amount ......................................................                $ 7,047.38
                                                                                           --------------
    (k6.)To Class C, the additional principal, if any, allocable from Class F
         floor amount .........................................................                        --
                                                                                           --------------

    (k7.)Total principal payment to Class C Noteholders (k2-k6) ...............                                      $ 1,999,366.61
                                                                                                                   ----------------
    (l1.)Class D percentage ...................................................                 0.0199999
                                                                                           --------------
    (l2.)To Class D, amount from reserve account, if any ......................                        --
                                                                                           --------------
    (l3.)To Class D, the Class D overdue principal, if any ....................                        --
                                                                                           --------------
    (l4.)To Class D, the Class D monthly principal payment amount .............                       $--
                                                                                           --------------
    (l5.)To Class D, the additional principal, if any, allocable from Class E
         interest amount ......................................................                $ 3,954.06
                                                                                           --------------
    (l6.)To Class D, the additional principal, if any, allocable from Class F
         floor amount .........................................................                        --
                                                                                           --------------
    (l7.)Total principal payment to Class D Noteholders (l2-l6) ...............                                          $ 3,954.06
                                                                                                                   ----------------
    (m1.)Class E percentage ...................................................                 0.0499986
                                                                                           --------------
    (m2.)To Class E, amount from reserve account, if any ................ .....
                                                                                           --------------
    (m3.)To Class E, the Class E overdue principal, if any ....................                        --
                                                                                           --------------
    (m4.)To Class E, the Class E monthly principal payment amount .............                       $--
                                                                                           --------------
    (m5.)To Class E, the additional principal, if any, allocable from Class F
         floor amount .........................................................                        --
                                                                                           --------------
    (m6.)Total principal payment to Class E Noteholders (m2-m5) ...............                                                 $--
                                                                                                                   ----------------


         TO THE RESERVE ACCOUNT :
     (4.)The amount, if any, needed to maintain the amount in the reserve
         account at the required reserve amount ...............................                                                 $--
                                                                                                                   ----------------


         CLASS F PAYMENTS:
    (n1.)Sub-Total of funds disbursed through the Reserve Account. ............            $ 9,964,927.83
                                                                                           --------------
    (n2.)Funds available to be paid to Class F ................................                       $--
                                                                                           --------------
    (n3.)Class F percentage ...................................................                 0.1300032
                                                                                           --------------
    (n4.)Class F floor amount .................................................            $ 9,405,070.31
                                                                                           --------------
    (n5.)Class F principal balance before payment of principal on this payment
         date .................................................................           $ 16,718,401.59
                                                                                           --------------
    (n6.)If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
    (n7.)If principal balance (n5) is greater than Class F floor (n4) then to
         Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been reduced
         to the Class F floor amount  and (b) funds available .................                                                 $--
                                                                                                                   ----------------

    (n8.)If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 ..............................................
                                                                                                                   ----------------
         TO THE TRUSTEE:
    (7.) To the Trustee, any fees and expenses not previously paid subject to a limit ..............................................................
                                                                                                                   ----------------
         TO THE ISSUERS:
    (8.) To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after all
         payments are made above ..............................................                                            $ (0.00)
                                                                                                                   ----------------



IV. SERVICER ADVANCES

    (a.) Aggregate amount of Servicer Advances at the beginning of the
         Collection Period. . . . . . .........................................                                      $ 2,594,325.51
                                                                                                                   ----------------
    (b.) Servicer Advances reimbursed during the Collection Period ............                                         $ 80,640.49
                                                                                                                   ----------------
    (c.) Amount of unreimbursed Service Advances to be reimbursed on the
         Settlement Date ......................................................                                         $ 85,429.61
                                                                                                                   ----------------
    (d.) Servicer Advances made during the related Collection Period ..........                                                 $--
                                                                                                                   ----------------
    (e.) Aggregate amount of Servicer Advances at the end of the Collection
         Period ...............................................................                                      $ 2,428,255.41
                                                                                                                   ----------------
    (f.) Amount of delinquent Scheduled Payments for which Servicer Advances
         were not made ........................................................                                                  --
                                                                                                                   ----------------

V.  RESERVE ACCOUNT
    (a.) Amount on deposit at the beginning of the related Collection Period ..                                                 $--
                                                                                                                   ----------------
    (b.) Reserve Account initial deposit ......................................
                                                                                                                   ----------------
    (c.) Amount of interest earnings reinvested for the related Monthly Period                                                  $--
                                                                                                                   ----------------
    (d.) Amounts used to cover shortfalls, if any,  for the related Collection
         Period ...............................................................                                                0.00
                                                                                                                   ----------------
    (e.) Amounts used as required in a Trigger Event , if any,  for the related
         Collection Period ....................................................                                                 $--
                                                                                                                   ----------------
    (f.) Amounts transferred in from the Collection Account, if applicable
         (line 4) .............................................................                                                 $--
                                                                                                                   ----------------
    (g.) Interest earnings for the related Monthly Period .....................
                                                                                                                   ----------------
    (h.) Interest  earnings withdrawn and included as Available Funds for the related Monthly Period ...............................................
                                                                                                                   ----------------
    (i.) Amount on deposit at the end of the related Collection Period ........                                                 $--
                                                                                                                   ----------------

    (j.) Is the Required Reserve Amount equal to the balance in the Reserve
         Account as of the related Collection period ? Y or N .................                                                   N
                                                                                                                   ----------------




VI. ADVANCE PAYMENTS

    (a.) Beginning aggregate Advance Payments .................................                                      $ 1,840,834.05
                                                                                                                   ----------------
    (b.) Add:  Amount of Advance Payments collected during the related
         Collection Period ....................................................                                      $ 1,187,807.14
                                                                                                                   ----------------
    (c.) Add:  Investment earnings for the related  Collection Period ..........                                                $--
                                                                                                                   ----------------
    (d.) Less: Amount of Advance Payments withdrawn for deposit into Facility
         Account ..............................................................                                      $ 1,494,779.97
                                                                                                                   ----------------
    (e.) Ending aggregate Advance Payments ....................................                                      $ 1,533,861.22
                                                                                                                   ----------------


     ADVANTA BANK CORP., AS SERVICER

     BY:       /s/ MARK SHAPIRO

     TITLE:    Asst. V.P. Structured Finance
               -----------------------------

     DATE:     06/12/02
               -----------------------------